Exhibit 10.4

NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

SECTION 1 DEFINITIONS

1.1           Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)           “Affiliate” means

(1)           any Subsidiary or Parent;

(2)           an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

(3)           any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate,” as determined in the sole discretion of the Company.

(b)           “Bank” means Nicolet National Bank.

(c)           “Board of Directors” means the board of directors of the Company.

(d)           “Cause” has the same meaning as provided in the employment agreement between the Participant and the Company or Affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (1) fraud or dishonesty against the Company or Affiliate(s); (2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the person or entity to whom the Participant directly reports or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or Affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Company’s or Affiliate(s)’ premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which Participant and the Company or Affiliate(s) are party.

(e)           “Change in Control” means any one of the following events which may occur after the date the Stock Incentive is granted:

(1)           the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own thirty-three and one-third percent (33 1/3%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

(2)            within any twelve-month period, the persons who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company or the Bank by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(3)           a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

(4)           the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

(f)            “Code” means the Internal Revenue Code of 1986, as amended.

(g)           “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.

(h)           “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an Affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(i)            “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(j)            “Fair Market Value” with regard to a date means:

(1)           the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

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(2)           if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or

(3)           if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

For purposes of Paragraphs (1), (2), or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

(k)           “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

(l)            “Nonqualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(m)          “Option” means a Nonqualified Stock Option or an Incentive Stock Option.

(n)           “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(o)           “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(p)           “Participant” means an individual who receives a Stock Incentive hereunder.

(q)           “Plan” means the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

(r)            “Stock” means the Company’s $.01 par value per share common stock.

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(s)           “Stock Incentive Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(t)            “Stock Incentives” means, collectively, Incentive Stock Options and Nonqualified Stock Options.

(u)           “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

(v)           “Termination of Service” means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and any Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2 THE STOCK INCENTIVE PLAN

2.1           Purpose of the Plan. The Plan is intended to (a) provide incentives to employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2           Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 125,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives. At such time as the Company is subject to Section 16 of the Exchange Act, at no time shall the Company have outstanding Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

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2.3           Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall consist of at least two members of the Board of Directors. During those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider whether each Committee member should qualify as an “outside director” as defined in Treasury Regulations Section 1.162-27(e) as promulgated by the Internal Revenue Service and a “non-employee director” as defined in Rule 16b(3)(b)(3) as promulgated under the Exchange Act. The Committee shall have full authority in its discretion to determine the employees and directors of the Company or its Affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

2.4           Eligibility and Limits. Stock Incentives may be granted only to employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Nonqualified Stock Option(s). During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to an employee may not exceed 75,000, subject to adjustment in accordance with Section 5.2. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

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SECTION 3 TERMS OF STOCK INCENTIVES

3.1           General Terms and Conditions.

(a)           The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

(b)           Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

(c)           The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

(d)           The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the “Change in Control Price”). For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

(e)           Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

(f)           Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

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3.2           Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s stockholders. All Options shall provide that the primary federal regulator of the Company may require a Participant to exercise an Option in whole or in part if the capital of the Company or the Bank falls below minimum requirements and shall further provide that, if the Participant fails to so exercise any such portion of the Option, that portion of the Option shall be forfeited.

(a)           Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Nonqualified Stock Option, the Exercise Price per share shall be no less than the Fair Market Value.

(b)           Option Term. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c)           Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash or, if the Stock Incentive Agreement provides, in a cashless exercise through a broker. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

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(d)           Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary. Notwithstanding the foregoing, no Option granted prior to the third anniversary of the date the Bank opened for business shall contain provisions which allow the Option to become vested and exercisable at a rate faster than in equal, annual one-third increments commencing with the first anniversary of the date the Bank opened for business.

(e)           Termination of Incentive Stock Option Status. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)            Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3           Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

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SECTION 4 RESTRICTIONS ON STOCK

4.1           Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2           Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

SECTION 5 GENERAL PROVISIONS

5.1           Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a)           The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

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(b)           Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2           Changes in Capitalization; Merger; Liquidation.

(a)           The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b)           In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee of the vested and/or unvested portion of the award. The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

(c)           The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

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5.3           Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4           Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent.

5.5           Right to Terminate Service. Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an employee, director, organizer or officer of the Company or affect the right of the Company to terminate the Participant’s services at any time.

5.6           Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.7           Non-Alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

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5.8           Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

5.9           Stockholder Approval.  The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

5.10         Choice of Law. The laws of the State of Wisconsin shall govern the Plan, to the extent not preempted by federal law.

5.11         Effective Date of the Plan. The Plan was approved by the Board of Directors as of May 21, 2002 and will be effective as of that date.

NICOLET BANKSHARES, INC.

By:	/s/ Robert B. Atwell

Title:	President and CEO

ATTEST:

/s/ Michael E. Daniels
Secretary

[CORPORATE SEAL]

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AMENDMENT TO
NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

This Amendment is made this 18th day of October, 2005, by NICOLET BANKSHARES, INC.

INTRODUCTION

Nicolet Bankshares, Inc. (the “Company”) maintains the 2002 Stock Incentive Plan (the “Plan”).  The Company now desires to amend the Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance under the Plan from 125,000 to 525,000.

NOW, THEREFORE, Section 2.2 of the Plan is hereby amended by deleting “125,000” therefrom and inserting in lieu thereof “525,000.”

Except as specifically amended hereby, the Plan shall remain in full force and affect as prior to this Amendment.

This Amendment shall be submitted to the stockholders of the Company for approval within twelve (12) months of the adoption of this Amendment by the Board of Directors and if such stockholder approval is not obtained, the adoption of this Amendment and any actions taken pursuant to this Amendment shall be rendered null and void.

IN WITNESS WHEREOF, the Company has executed this Amendment as of the day and year first above written.

NICOLET BANKSHARES, INC.

By:	/s/ Michael E. Daniels

Title:	EVP/Secretary

SECOND AMENDMENT TO THE
NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

This Second Amendment is made this 19th day of February, 2008, by NICOLET BANKSHARES, INC., a corporation organized under the laws of the State of Wisconsin (the “Company”).

INTRODUCTION

The Company maintains the 2002 Stock Incentive Plan (the “Plan”), which was last amended on October 18, 2005.  The Company now desires to amend the Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance under the Plan from 525,000 to 1,125,000.

NOW, THEREFORE, Section 2.2 of the Plan is hereby amended by deleting “525,000” therefrom and inserting in lieu thereof “1,125,000.”

Except as specifically amended hereby, the Plan shall remain in full force and affect as prior to this Second Amendment.

This Second Amendment shall be submitted to the stockholders of the Company for approval within twelve (12) months of the adoption of this Second Amendment by the Board of Directors and if such stockholder approval is not obtained, the adoption of this Second Amendment and any actions taken pursuant to this Second Amendment shall be rendered null and void.

IN WITNESS WHEREOF, the Company has executed this Second Amendment as of the day and year first above written.

NICOLET BANKSHARES, INC.

By:	/s/ Michael E. Daniels

Title:	EVP/Secretary

THIRD AMENDMENT TO THE
NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

This Third Amendment is made this 17th day of February, 2015, by NICOLET BANKSHARES, INC., a corporation organized under the laws of the State of Wisconsin (the “Company”).

INTRODUCTION

The Company maintains the 2002 Stock Incentive Plan (the “Plan”), which was amended on October 18, 2005 and again on February 19, 2008.  The Company now desires to amend the Plan to allow for additional manners of payment for exercising Options pursuant to this Plan.

Section 5.8 of the Plan permits the Company’s Board of Directors to approve amendments to the Plan without shareholder approval.

NOW, THEREFORE, the Company does hereby amend the Plan as follows:

1.            By deleting the existing Section 3.2(c) of the Plan in its entirety and substituting the following in place thereof:

“(c)          Payment.  Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash, cash equivalents, or, if the Stock Incentive Agreement provides, but in any case subject to such procedures or restrictions as the Committee may impose:

(i)           by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

(ii)          in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended; or

(iii)         in a net exercise by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, has none of the rights of a stockholder.”

This Third Amendment shall apply to all outstanding unexercised Options that were granted on or after December 1, 2005, as well as Options, if any, issued after the date hereof.

Except as specifically amended hereby, the Plan shall remain in full force and affect as prior to this Third Amendment.

IN WITNESS WHEREOF, the Company has executed this Third Amendment as of the day and year first above written.

NICOLET BANKSHARES, INC.

By:	/s/ Michael E. Daniels

Title:	EVP/Secretary

FORM OF
INCENTIVE STOCK OPTION AWARD
PURSUANT TO THE NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

THIS AWARD is made as of the Grant Date by NICOLET BANKSHARES, INC. (the “Company”) to __________________________ (the “Employee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Employee an incentive stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: __________________________

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

D.
Option Shares:  All or any part of __________________________ shares of the Company’s $.01 par value common stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.
Exercise Price:  $__________________________ per share, subject to adjustment as provided in the attached Terms and Conditions.  The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.
Option Period:  The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Employee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); (b) ninety (90) days following the date the Employee ceases to be an employee of the Company or  any Parent or Subsidiary except as provided under clause (c) and except for any involuntary termination of employment for misconduct, as determined in the discretion of the Committee, which will result in a cancellation of the option award; or (c) one (1) year following the date the Employee ceases to be an employee of the Company  or any Parent or Subsidiary due to death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule.  Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

  IN WITNESS WHEREOF, the Company and Employee have signed this Award as of the Grant Date set forth above.

Nicolet Bankshares, Inc.

By:
	Michael Daniels	Employee
Executive Vice President & Secretary

TERMS AND CONDITIONS
TO THE
INCENTIVE STOCK OPTION AWARD
PURSUANT TO THE NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

Note:  these terms and conditions have been revised to reflect the provisions contained in the Third Amendment to Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

1.           Exercise of Option.  Subject to the provisions provided herein or in the Award made pursuant to the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan:

  (a)   the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Employee desires to exercise all or any portion of the Option; and

  (b)   payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3.

  (c)          Notwithstanding any other provision of this Agreement, in the event that the capital of the Company or the Bank falls below the minimum requirements determined by the primary federal regulator of the Company (the “Regulator”), the Regulator may direct the Company to require the Employee to exercise, or otherwise forfeit, the Option in whole or in part.  If the Regulator gives such direction, the Company will notify the Employee within forty-five (45) days from the date the Regulator notifies the Company in writing that the Employee must exercise, or otherwise forfeit, the Option in whole or in part.  If the Employee does not exercise the Option in accordance with the Company’s direction within twenty-one (21) days of the Company’s notification to the Employee, the Committee may provide for the cancellation of the Option.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, to the extent applicable, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2.           Withholding.  To the extent this Award is treated as a Nonqualified Stock Option pursuant to Section 19 hereof, the Employee must satisfy his federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation at the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Employee for at least six (6) months prior to the date of exercise having a Fair Market Value equal to the withholding obligation; (iii) by electing, irrevocably and in writing (the “Withholding Election”), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above.  Employee may make a Withholding Election only if the following conditions are met:

  (a)   the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

Terms and Conditions - Page 1 of 5

  (b)      any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3.           Purchase Price.  Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made as follows:

  (a)   in cash or cash equivalents (e.g., certified check);

  (b)   in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended;

  (c)   by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or

  (d)   by having a number of shares of stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

4.           Rights as Shareholder.  Until the stock certificates reflecting the Option Shares accruing to the Employee upon exercise of the Option are issued to the Employee, the Employee shall have no rights as a shareholder with respect to such Option Shares.  The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

5.           Restriction on Transfer of Option and of Option Shares.  The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Employee only by the Employee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

6.           Right of First Refusal.

  (a)           Required Notice.  If, prior to the effective date of any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933 or any comparable statement under any similar federal statute then in force in which the equity securities are sold or prior to a Change in Control, the Employee (or, if the Option Shares are owned or held by a transferee, such transferee) shall receive a bona fide offer from a third party to purchase any number of Option Shares held by the Employee pursuant to the exercise of this Option (the “Exercised Option Shares”), which offer the Employee or such transferee desires to accept, the Employee or such transferee, as the case may be, before consummating the sale to such third party, shall notify the Company in writing of such offer, which notice shall state the number of Exercised Option Shares subject to such offer and the price and terms of payment offered by such third party.  The Company shall have thirty (30) days after receipt by it of such notice within which to notify the Employee or such transferee, as the case may be, in writing, of its election to purchase, or cause its designee to purchase, all or a portion of the Exercised Option Shares which are the subject of such third party offer at the same price and upon the same terms and conditions as are contained in such third party offer (subject to the provisions of Section 6(c)(iii)).  Failure by the Company to give such written notice within such thirty (30) day period shall constitute a rejection of such offer by the Company.

Terms and Conditions - Page 2 of 5

(b)           Consummation of Purchase. If the Company shall reject such offer or fail timely to accept such offer, or if after timely accepting such offer the Company, or its designee, shall fail timely to consummate the purchase of the Exercised Option Shares which are the subject of that offer, then the Employee or such transferee, as the case may be, shall be free to sell the Exercised Option Shares which are the subject of such third party offer to the third party at the price and upon the same terms and conditions as are set forth in the third party offer; provided, however, if the Employee or such transferee, as the case may be, does not consummate such sale to the third party within sixty (60) days after rejection by the Company of such offer or, if such offer is timely accepted by the Company, after failure of the Company, or its designee, timely to consummate such purchase, the Exercised Option Shares which were the subject of such third party offer or agreement shall once again become subject to the provisions of this Section 6, and any subsequent disposition of such Exercised Option Shares shall be made only after compliance with the terms of this Section 6. If the Company timely accepts such offer, the consummation by the Company, or its designee, of the purchase of the Exercised Option Shares which are the subject of that offer shall be held at the offices of the Company not later than thirty (30) days following the date the Company gives written notice of its acceptance of such offer.

(c)           Payment. The price for Exercised Option Shares repurchased by the Company shall be payable at the election of the Company as follows:

(i)           Upon the terms of payment as are contained in the third party offer; or

(ii)          All in cash at the closing; or

(iii)         If the purchase price equals or exceeds $10,000, the Company may pay all or a portion of the purchase price in substantially equal installments over a three-year period. Interest on the unpaid balance shall be at the “prime rate” reported in the Wall Street Journal on the first business day preceding the date of repurchase. If the Company elects to pay any portion of the purchase price in installments, the Company shall have the right to pay the entire remaining purchase price at any time during the installment period.

(d)           The rights of the Company and the obligations of the Employee under this Section 6 are in addition to and not in lieu of any first refusal rights of the Company and obligations of the Employee under any other agreement.

7.             Changes in Capitalization.

(a)           If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

Terms and Conditions - Page 3 of 5

(b)           If the Company shall be the surviving corporation in any merger consolidation, reorganization, extraordinary dividend, spin-off or other change in the capital structure of the Company, the Employee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Employee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

(c)           The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

8.             Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Employee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

9.             Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

10.           Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Wisconsin.

11.           Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Employee and the Company.

Terms and Conditions - Page 4 of 5

12.           Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

13.           Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

14.           Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

15.           Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

16.           Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

17.           Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

18.           No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Employee the right to continued employment with the Company or any affiliate.

19.           Qualified Status of Option. In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Nonqualified Stock Option.

Terms and Conditions - Page 5 of 5

EXHIBIT 1

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
NICOLET BANKSHARES, INC.

Name
Address

SSN

Nicolet Bankshares, Inc.
Post Office Box 23900
Green Bay, Wisconsin 54305-3900

Re:           Exercise of Incentive Stock Option

Greetings:

Subject to acceptance hereof by Nicolet Bankshares, Inc. (the “Company”) and pursuant to the provisions of the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Incentive Stock Option Award (the “Award”) dated as of ____________. The purchase shall take place as of __________, 20__ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or cash equivalent $___________ for the full purchase price payable to the order of Nicolet Bankshares, Inc.

[ ]
by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (i.e., a cashless exercises). I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

[ ]
by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

[ ]	by having a number of shares of stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. (i.e., a net exercise).

Exhibit 1 - Page 1 of 3

    The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

    As soon as the stock certificate is registered in my name, please deliver it to me at the above address or as I may otherwise direct.

    If the Common Stock being acquired is not registered for issuance to and resale by the Employee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

Exhibit 1 - Page 2 of 3

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

I further understand and agree to the Right of First Refusal and related transfer restrictions set forth in Section 6 of the Award and that any transferee of the Shares will be required to agree to such restrictions.

Very truly yours,
Date Signed:

AGREED TO AND ACCEPTED:

NICOLET BANKSHARES, INC.

By:	Date Accepted:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:

Exhibit 1 - Page 3 of 3

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
NICOLET BANKSHARES, INC.

TO:

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)           I am (check one, whichever is applicable).

[ ]	the original recipient of the Option.

[ ]	the legal representative of the estate of the original recipient of the Option.

[ ]	the legal guardian of the original recipient of the Option.

(3)
The Option to which this election relates was issued under the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the “Plan”) in the name of _________________________ for the purchase of a total of _________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

[ ]
to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

[ ]	to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

–

(7)	I further understand that, if applicable, the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8)
The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

–

SCHEDULE 1
VESTING SCHEDULE
INCENTIVE STOCK OPTION AWARD
ISSUED PURSUANT TO THE
NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

A.	The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or any Parent or Subsidiary as indicated in the schedule below.

Percentage of Option Shares Which are Vested Shares	Years of Service After the Grant Date

0%	Less than	1
20%		1
40%		2
60%		3
80%		4
100%		5 or more

B.
Notwithstanding the foregoing Vesting Schedule, the Option Shares will fully vest if the Employee provides continuous services to the Company or any Parent or Subsidiary following the Grant Date through the date of any of the earlier events listed below:

(a)           in the event of a Termination of Service due to either death or a Disability; or

(b)          the effective date of a Change in Control.

C.
For purposes of the Vesting Schedule, Employee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date and during which Employee continues, at all times, as an employee of the Company or any Parent or Subsidiary. The Employee shall continue to vest in the Option Shares according to the Vesting Schedule so long as the Employee remains in the continuous service of the Company or any Parent or Subsidiary without incurring a Termination of Service, regardless of the reason. There shall be no proration for partial years of service.

D.	Any portion of the Option Shares which have not become vested Option Shares in accordance with this Vesting Schedule before or at the time of Employee’s Termination of Service shall be forfeited.

–

FORM OF
NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

THIS AWARD is made as of the Grant Date by NICOLET BANKSHARES, INC. (the “Company”) to __________________________ (the “Employee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Employee a nonqualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.           Grant Date: __________________________

B.           Type of Option: Nonqualified Stock Option.

C.	Plan under which granted: Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

D.
Option Shares: All or any part of __________________________ shares of the Company’s $.01 par value common stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $__________________________ per share, subject to adjustment as provided in the attached Terms and Conditions.

F.
Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Employee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); (b) ninety (90) days following the date the Employee ceases to be an employee of the Company or any Parent or Subsidiary except as provided under clause (c) and except for any involuntary termination of employment for misconduct, as determined in the discretion of the Committee, which will result in a cancellation of the option award; or (c) one (1) year following the date the Employee ceases to be an employee of the Company or any Parent or Subsidiary due to death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto.

IN WITNESS WHEREOF, the Company and Employee have signed this Award as of the Grant Date set forth above.

Nicolet Bankshares, Inc.

By:
	Michael Daniels	Employee
Executive Vice President & Secretary

TERMS AND CONDITIONS
TO THE
NONQUALIFIED STOCK OPTION AWARD
PURSUANT TO THE NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

Note: these terms and conditions have been revised to reflect the provisions contained in the Third Amendment to Nicolet Bankshares, Inc. 2002 Stock Incentive Plan.

1.             Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan:

(a)           the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Employee desires to exercise all or any portion of the Option; and

(b)           payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3

(c)           Notwithstanding any other provision of this Agreement, in the event that the capital of the Company or the Bank falls below the minimum requirements determined by the primary federal regulator of the Company (the “Regulator”), the Regulator may direct the Company to require the Employee to exercise, or otherwise forfeit, the Option in whole or in part. If the Regulator gives such direction, the Company will notify the Employee within forty-five (45) days from the date the Regulator notifies the Company in writing that the Employee must exercise, or otherwise forfeit, the Option in whole or in part. If the Employee does not exercise the Option in accordance with the Company’s direction within twenty-one (21) days of the Company’s notification to the Employee, the Committee may provide for the cancellation of the Option.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, to the extent applicable, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2.             Withholding. To the extent necessary, the Employee must satisfy his federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation at the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Employee for at least six (6) months prior to the date of exercise having a Fair Market Value equal to the withholding obligation; (iii) by electing, irrevocably and in writing (the “Withholding Election”), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Employee may make a Withholding Election only if the following conditions are met:

(a)           the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

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(b)           any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3.             Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made as follows:

(a)           in cash or cash equivalents (e.g., certified check);

(b)          in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended;

(c)          by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or

(d)          by having a number of shares of stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

4.             Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Employee upon exercise of the Option are issued to the Employee, the Employee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

5.             Restriction on Transfer of Option and of Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Employee only by the Employee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

6.             Right of First Refusal.

(a)           Required Notice. If, prior to the effective date of any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933 or any comparable statement under any similar federal statute then in force in which the equity securities are sold or prior to a Change in Control, the Employee (or, if the Option Shares are owned or held by a transferee, such transferee) shall receive a bona fide offer from a third party to purchase any number of Option Shares held by the Employee pursuant to the exercise of this Option (the “Exercised Option Shares”), which offer the Employee or such transferee desires to accept, the Employee or such transferee, as the case may be, before consummating the sale to such third party, shall notify the Company in writing of such offer, which notice shall state the number of Exercised Option Shares subject to such offer and the price and terms of payment offered by such third party. The Company shall have thirty (30) days after receipt by it of such notice within which to notify the Employee or such transferee, as the case may be, in writing, of its election to purchase, or cause its designee to purchase, all or a portion of the Exercised Option Shares which are the subject of such third party offer at the same price and upon the same terms and conditions as are contained in such third party offer (subject to the provisions of Section 6(c)(iii)). Failure by the Company to give such written notice within such thirty (30) day period shall constitute a rejection of such offer by the Company.

Terms and Conditions - Page 2 of 5

(b)          Consummation of Purchase. If the Company shall reject such offer or fail timely to accept such offer, or if after timely accepting such offer the Company, or its designee, shall fail timely to consummate the purchase of the Exercised Option Shares which are the subject of that offer, then the Employee or such transferee, as the case may be, shall be free to sell the Exercised Option Shares which are the subject of such third party offer to the third party at the price and upon the same terms and conditions as are set forth in the third party offer; provided, however, if the Employee or such transferee, as the case may be, does not consummate such sale to the third party within sixty (60) days after rejection by the Company of such offer or, if such offer is timely accepted by the Company, after failure of the Company, or its designee, timely to consummate such purchase, the Exercised Option Shares which were the subject of such third party offer or agreement shall once again become subject to the provisions of this Section 6, and any subsequent disposition of such Exercised Option Shares shall be made only after compliance with the terms of this Section 6. If the Company timely accepts such offer, the consummation by the Company, or its designee, of the purchase of the Exercised Option Shares which are the subject of that offer shall be held at the offices of the Company not later than thirty (30) days following the date the Company gives written notice of its acceptance of such offer.

(c)          Payment. The price for Exercised Option Shares repurchased by the Company shall be payable at the election of the Company as follows:

(i)           Upon the terms of payment as are contained in the third party offer; or

(ii)          All in cash at the closing; or

(iii)         If the purchase price equals or exceeds $10,000, the Company may pay all or a portion of the purchase price in substantially equal installments over a three-year period. Interest on the unpaid balance shall be at the “prime rate” reported in the Wall Street Journal on the first business day preceding the date of repurchase. If the Company elects to pay any portion of the purchase price in installments, the Company shall have the right to pay the entire remaining purchase price at any time during the installment period.

(d)          The rights of the Company and the obligations of the Employee under this Section 6 are in addition to and not in lieu of any first refusal rights of the Company and obligations of the Employee under any other agreement.

7.             Changes in Capitalization.

(a)           If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

Terms and Conditions - Page 3 of 5

(b)          If the Company shall be the surviving corporation in any merger consolidation, reorganization, extraordinary dividend, spin-off or other change in the capital structure of the Company, the Employee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Employee of the sum of the difference between the then aggregate Fair Market Value of the Common Stock and the aggregate Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

(c)           The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

8.             Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Employee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

9.             Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

10.           Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Wisconsin.

11.           Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Employee and the Company.

Terms and Conditions - Page 4 of 5

12.           Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

13.           Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

14.           Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

15.           Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

16.           Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

17.           Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

18.           No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Employee the right to continued employment with the Company or any affiliate.

Terms and Conditions - Page 5 of 5

EXHIBIT 1

NOTICE OF EXERCISE OF
STOCK OPTION TO PURCHASE
COMMON STOCK OF
NICOLET BANKSHARES, INC.

Name
Address

SSN

Nicolet Bankshares, Inc.
Post Office Box 23900
Green Bay, Wisconsin 54305-3900

Re:           Exercise of Nonqualified Stock Option

Greetings:

Subject to acceptance hereof by Nicolet Bankshares, Inc. (the “Company”) and pursuant to the provisions of the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of Common Stock of the Company under the Nonqualified Stock Option Award (the “Award”) dated as of ____________. The purchase shall take place as of __________, 20__ (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

[ ]	by delivery of cash or cash equivalent $___________ for the full purchase price payable to the order of Nicolet Bankshares, Inc.

[ ]
by delivery of the purchase price by _________________________, a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (i.e., a cashless exercises). I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

[ ]
by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

[ ]	by having a number of shares of stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. (i.e., a net exercise).

Exhibit 1 - Page 1 of 3

The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

As soon as the stock certificate is registered in my name, please deliver it to me at the above address or as I may otherwise direct.

If the Common Stock being acquired is not registered for issuance to and resale by the Employee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

Exhibit 1 - Page 2 of 3

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

I further understand and agree to the Right of First Refusal and related transfer restrictions set forth in Section 6 of the Award and that any transferee of the Shares will be required to agree to such restrictions.

Very truly yours,

Date Signed:

AGREED TO AND ACCEPTED:

NICOLET BANKSHARES, INC.

By:	Date Accepted:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:

Exhibit 1 - Page 3 of 3

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION
NICOLET BANKSHARES, INC.

TO:                     _____________________________________

FROM:               _____________________________________

RE:                      Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)           I am (check one, whichever is applicable).

[ ]	the original recipient of the Option.

[ ]	the legal representative of the estate of the original recipient of the Option.

[ ]	the legal guardian of the original recipient of the Option.

(3)
The Option to which this election relates was issued under the Nicolet Bankshares, Inc. 2002 Stock Incentive Plan (the “Plan”) in the name of _________________________ for the purchase of a total of _________ shares of Common Stock of the Company. This election relates to _______________ shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

[ ]
to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

[ ]	to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

Exhibit 2 - Page 1 of 2

(7)	I further understand that, if applicable, the Company shall withhold from the shares a whole number of shares having the value specified in Paragraph 4 above.

(8)
The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

Exhibit 2 - Page 2 of 2

SCHEDULE 1
VESTING SCHEDULE
NONQUALIFIED STOCK OPTION AWARD
ISSUED PURSUANT TO THE
NICOLET BANKSHARES, INC.
2002 STOCK INCENTIVE PLAN

A.	The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or any Parent or Subsidiary as indicated in the schedule below.

Percentage of Option Shares Which are Vested Shares	Years of Service After the Grant Date

0%	Less than	1
20%		1
40%		2
60%		3
80%		4
100%		5 or more

B.
Notwithstanding the foregoing Vesting Schedule, the Option Shares will fully vest if the Employee provides continuous services to the Company or any Parent or Subsidiary following the Grant Date through the date of any of the earlier events listed below:

(a)           in the event of a Termination of Service due to either death or a Disability; or

(b)           the effective date of a Change in Control.

C.
For purposes of the Vesting Schedule, Employee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date and during which Employee continues, at all times, as an employee of the Company or any Parent or Subsidiary. The Employee shall continue to vest in the Option Shares according to the Vesting Schedule so long as the Employee remains in the continuous service of the Company or any Parent or Subsidiary without incurring a Termination of Service, regardless of the reason. There shall be no proration for partial years of service.

D.	Any portion of the Option Shares which have not become vested Option Shares in accordance with this Vesting Schedule before or at the time of Employee’s Termination of Service shall be forfeited.

Schedule 1 – Page 1 of 1